17. EARNINGS (LOSS) PER SHARE	3 Months Ended	12 Months Ended
	Mar. 31, 2017	Dec. 31, 2016
Notes to Financial Statements
17. EARNINGS (LOSS) PER SHARE

The following table sets forth the computation of basic and diluted income (loss) per share:

	Three months ended March 31,
	2017	2016
Numerator:
Net income (loss)	$4,961,788	$(3,448,848)
Preferred stock deemed dividend	—	(5,227,247)
Change in fair value of Warrants “J” and “K” (note 12)	4,066,254	—
Numerator for basic and diluted income (loss) per share – income (loss) available to common stockholders	$895,534	$(8,676,095)

Denominator:
Denominator for basic EPS — weighted–average shares	14,477,413	4,678,469
Effect of dilutive securities:
Warrants	2,757,071	—
Shares issuable in January 2018 and Employee Bonus Shares issuable in connection with the 42West acquisition (Note 4)	71,133	—
Denominator for diluted EPS — adjusted weighted-average shares assuming exercise of warrants	17,305,617	4,678,469

Basic income (loss) per share	$0.34	$(1.85)
Diluted Income (loss) per share	$0.05	$(1.85)

The Company reflected the preferred stock deemed dividend related to exchange of Series A for Series B Preferred Stock of $5,227,247 recorded in the three months ended March 31, 2016 (note 16) in the numerator for calculating basic and diluted loss per share for the three months ended March 31, 2016, as the loss for holders of Common Stock would be increased by that amount.

Warrants to purchase 5,890,000 shares and of common stock were outstanding at December 31, 2016. During the three months ended March 31, 2017, warrants for 2,340,000 shares were exercised. (See note 18) The denominator used to compute diluted income per share for the three months ended March 31, 2017 includes the effect of assumed exercises of dilutive warrants during the quarter. The numerator for diluted earnings (loss) per share for the three months ended March 31, 2017 subtracts the gain for the change in fair value of warrant liability of $4,066,254 related to the Warrants “J” and Warrants “K” included in net income for the quarter that would not have been recorded had the warrants been exercised at the beginning of the period.

Due to the net loss reported for the three months ended March 31, 2016, the denominator used to compute diluted loss per share did not include the effect of 1,050,000 warrant shares outstanding during the quarter, as inclusion would be anti-dilutive.

Net loss per share is computed by dividing income available to holders of Common Stock (the numerator) by the weighted-average number of Common Stock outstanding (the denominator) for the period. Diluted earnings per share assumes that any dilutive convertible securities outstanding were converted, with related preferred stock dilution requirements and outstanding Common Stock adjusted accordingly. In periods of losses, diluted loss per share is computed on the same basis as basic loss per share as the inclusion of any other potential shares outstanding would be anti-dilutive. The Company included the preferred stock dividend of $5,227,247 in the calculation of loss per share for the year ended December 31, 2016, as the loss for holders of Common Stock would be increased by that amount. Due to the net losses reported the following were excluded from the computation of diluted loss per share (i) dilutive common equivalent shares as of December 31, 2015, (ii) 5,890,000 and 1,050,000 of warrants as of December 31, 2016 and 2015, respectively and (iii) convertible debt as of December 31, 2015. These were excluded from the computation of diluted loss per share, as inclusion would be anti-dilutive for the periods presented.